Q3’21 Financial Results November 10, 2021 September 2021

Disclosures Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding anticipated financial performance and financial position, including our financial outlook for the full year 2021 and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: our inability to sustain our rapid growth; failure to manage our infrastructure to support our future growth; our risk management efforts not being effective to prevent fraudulent activities; inability to attract new customers or convert trial customers into paying customers; inability to introduce new features or services successfully or to enhance our solutions; declines in customer renewals or failure to convince customers to broaden their use of solutions; inability to achieve or sustain profitability; failure to adapt and respond effectively to rapidly changing technology, evolving industry standards and regulations and changing business needs, requirements or preferences; real or perceived errors, failures or bugs in our solutions; intense competition; lack of success in establishing, growing or maintaining strategic partnerships; fluctuations in quarterly operating results; future acquisitions and investments diverting management’s attention and difficulties associated with integrating such acquired businesses; concentration of revenue in our InvoiceCloud and SimplePractice solutions; COVID-19 pandemic and its impact on our employees, customers, partners, clients and other key stakeholders; legal and regulatory risks; and technology and intellectual property-related risks, among others. Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021, as updated by our future filings with the Securities and Exchange Commission (“SEC”). Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this document except as required by law. Non-GAAP Financial Measures This press release includes certain key performance metrics and financial measures not based on GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit and Adjusted Gross Margin, as well as key business metrics, including Total Transactions Processed. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin are not measurements of our financial performance under GAAP and should not be considered as an alternative to net loss, gross profit or any other performance measure derived in accordance with GAAP. We define Adjusted EBITDA as net loss excluding interest expense, net; benefit for income taxes; depreciation; and amortization of intangible assets, as further adjusted for transaction-related expenses, fair value adjustment of acquired deferred revenue, stock/equity-based compensation, and restructuring charges. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue plus the fair value adjustment of acquired deferred revenue. We define Adjusted Gross Profit as gross profit as adjusted for fair value adjustment of acquired deferred revenue, amortization, stock/equity-based compensation, and transaction-related expenses. We define Adjusted Gross Margin as Adjusted Gross Profit divided by revenue plus the fair value adjustment of acquired deferred revenue. “Transactions Processed” refers to the number of accepted payment transactions, such as credit card and debit card transactions, automated clearing house (“ACH”) payments, emerging electronic payments, other communication, text messaging and interactive voice response transactions, and other payment transaction types, which are facilitated through our platform during a given period. We believe Transactions Processed is a useful key business metric for investors because it directly correlates with transaction and usage-based revenue. We use Transactions Processed to evaluate changes in transaction and usage-based revenue over time. We caution investors that amounts presented in accordance with our definitions of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin may not be comparable to similar measures disclosed by our competitors, because not all companies and analysts calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin in the same manner. We present Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin because we consider these metrics to be an important supplemental measures of our performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations. Management uses Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin as a measurement of operating performance because it assists us in comparing the operating performance of our business on a consistent basis, as it removes the impact of items not directly resulting from our core operations; for planning purposes, including the preparation of our internal annual operating budget and financial projections; to evaluate the performance and effectiveness of our operational strategies; and to evaluate our capacity to expand our business. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net loss, gross profit, or other financial statement data presented in our consolidated financial statements as indicators of financial performance.

EngageSmart Overview and Q3’21 Financial Results EngageSmart Overview Slides 4-28 Q3’21 Financial Results Slide 29-34 Appendix Slide 35-38

EngageSmart Overview

EngageSmart at a glance (Q3’21) Scaled SaaS Solutions with integrated payments Q3’21 Transactions & Customers 28.6M & 77.4K Q3 ’21 Annualized Revenue1 $222M High growth with significant runway 42% TAM $28B Efficient model drives profitable growth 77.5% 15.6% Q3 YoY Revenue Growth Q3 ‘21 Adjusted Gross Margin2 Q3 ‘21 Adjusted EBITDA Margin2 Unless noted, figures shown are based on Q3’21. 1 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter 2 Adjusted Gross Margin and Adjusted EBITDA are non-GAAP metrics; see reconciliation in Appendix

Businesses need better digital solutions Consumer expectations Intuitive, frictionless, and personalized digital experiences Vertical specialization Increasing vertical and sub vertical-specific software needs Electronic payments Ongoing shift to electronic payment methods Digital transformation Accelerating adoption of modern digital technologies Businesses are moving from legacy systems and processes to automation and self-service capabilities

A $28B market revenue opportunity We serve verticals with legacy systems and practices that result in inefficiencies and low digital adoption $10B SMB Wellness $18B Enterprise Giving Healthcare Government, Utilities & Financial Services Benefitting from strong tailwinds – Source: Bureau of Labor Statistics; Aite Group SMB TAM is derived by taking the total number of health and wellness clinicians addressed by our SimplePractice solution using data from the Bureau of Labor Statistics and multiplying by the total spend opportunity per customer based on the current prevailing market price; Enterprise TAM is derived by taking the total number of bills per year in the United States, as estimated by Aite Group, and multiplying by our average revenue per transaction. Underpenetrated markets Strong, non-cyclical growth dynamics Large whitespace of SMBs & Enterprises Growing usage of software & payments technology – – –

Our SaaS solutions help customers with self-service enablement Vertically-tailored, integrated software Customer engagement applications End-to-end business management software Billing & payment solutions

How we approach the market opportunity All solutions enable our customers to Practice management software Non-profit and corporate fundraising Patient engagement and payment platform Wellness Giving Enterprise Healthcare Create a two-way digital dialog driving self-service Increase time available to focus on their business Simplify customer engagement Securely process payments Purpose built for each vertical – – – – – SMB Organic word of mouth / digital / SEO sales model We are the System of Record/EHR – – Enterprise Direct sales partner-enabled model – We integrate with the System of Record / CIS – Simplifying bill presentation and payments across multiple bill types Government, Utilities & Financial Services SMB

SMB

SimplePractice is an end-to-end practice management solution

74K

SMB Customers[2]

$113M

Q3'21 annualized revenue[1]


CLIENT COMMUNICATION
The Client Portal
Telehealth
Secure Messaging
DOCUMENTATION
Notes
Treatment Planning
Paperless Intakes
SCHEDULING
Online Booking
Appointment Reminders
Calendar Sync
BILLING
AutoPay
Credit Card Processing
Claim Filing


Recent Transactions
Payment from Al Lopez
Payment from Jay Lee
Insurance Payment
$80
Payment from Jake Oda
$150
Autopay

[1] Annualized Revenue is an approximation of total revenue for the full year based on the current quarter
[2] Customer count as of 9/30/21

EngageSmart

Confidential

11

Grow the practice Our ecosystem of products covers a clinician’s career journey Pre-licensed Start a private practice

The Monarch Marketplace Redefining how health and wellness providers connect with patients The future of Wellness is Monarch Robust platform that extends beyond practice management Reinventing how clinicians connect with clients and each other Data enables 3rd party partners to better serve clients – – –

Exceptional client feedback

Client Communication

"I'm very fancy over here. I have a paperless practice, so everything will come via email.' They love it. I can't tell you how many times people will say 'I love this client portal."

- Dr. Nikki Rubin

Client Portal
Secure Messaging
Telehealth

Documentation

"When I finish with clients, I flip open my laptop, I log on to SimplePractice real quick, and I write my notes in 5 or 10 minutes at the most."

- Katie Malinski, LCSW-S

Notes
Treatment Planning
Paperless Intake

Scheduling

"There's a widget that we can put on our website so clients can look at our calendars, schedule directly through that, and fill out all the paperwork before we even had any conversation with them. SimplePractice smoothes the process of us scheduling client appointments.

- James Guay, LMFT

Online Booking
Appointment Reminders
Calendar Sync

Billing

"Using SimplePractice has made it easy to take care of billing. And it's all in one platform so I can focus on working with my patients."

- Dr. Melissa Brown

AutoPay
Credit Card Processing
Claim Filing

EngageSmart Confidential 14

Competitive landscape Marketplace solutions Continuing education Professional websites Practice management Key differentiators A leading end-to-end platform replacing pen and paper and point solutions Complete ecosystem Fully integrated, end-to-end platform Product leadership Seamless access to nationwide network – – – –

Enterprise

Enterprise vertical engagement applications with integrated payments Simplifying bill presentation and payments across multiple bill types Government, Utilities & Financial Services Non-profit and corporate fundraising Giving Patient engagement and payment platform Healthcare 3,000+ Enterprise Customers1 $109M Q3 ‘21 annualized revenue 2 1 Customer count as of 9/30/21 2 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter

Omni-channel customer engagement drives digital adoption Enables frictionless interactions between billers and payers, driving digital adoption and payments Our solutions enable our customers to Biller Portal Communications management Cloud store And Cloud pay Email text notifications Automated reminders and notifications Full-feature guest checkout Omni-channel payment acceptance Payer enablement Deliver leading commerce capabilities – Improve client satisfaction – Drive digital adoption – Improve cash flow and visibility – Reduce operating costs – Increase payer retention – Biller enablement

Extensive partnership and integration ecosystem is key to our mutual success Partnerships and integrations accelerate new customer acquisition and increase stickiness Efficient go-to-market Direct client relationships with partner-assisted go-to-market model – Leverages partners for lead generation and selling support – Reduces time and cost barriers to implementation – Delivers richer payer experiences through real-time data access – 300+ unique integrations with our customers’ core systems create highly sticky offerings – 1 Harris’ logo is used under license from N. Harris Computer Corporation or one of its affiliates 1 1 1 1 1 1 1

Competitive landscape Key Differentiators Legacy and modern solution providers Financial institutions’ internal bill presentment and payment systems Competitive differentiation driven by high digital adoption Strong digital adoption – True SaaS solution drives speed of innovation – Holistic customer engagement platform – Customer success with positive referencing – Extensive partner & integration ecosystem –

Demonstrated customer success Accelerate revenue collection and drive operational efficiencies Increase in paperless enrollment 15x Increase in e-adoption 151% Decrease in monthly payment calls 69% Increase in paperless invoices 3.7x Month 9

Financial profile

Attractive financial profile with significant upside 1 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter 2 Adjusted EBITDA is a non-GAAP metric; see reconciliation in Appendix Revenue ($M) Significant scale Q3 ‘21 Annualized Revenue 1 $222M Operational leverage 15.6% Q3’21 Adjusted EBITDA margin2 +42%

Our revenue model is an attractive mix of SaaS and payments Transaction & usage-based revenue Payments & transaction processing fees Subscription revenue Core platform fees Flat, recurring monthly fees Subscription fees Based on the # of transaction processed and % of transaction value tied to payment method

Customer adoption drives organic revenue growth Revenue by go-live date 2020 2019 2018 2017 & prior 124% DBNRR1 Figures shown are based on 12/31/30. 1 DBNRR: Dollar-based net revenue retention

Why we win

The EngageSmart winning playbook Our playbook results in outsized organic growth with positive adjusted EBITDA +42% Annualized Revenue ($M)1 15.6% 1 Adjusted EBITDA is a non-GAAP metric; figure shown for H1 2021 03 Customer Focus 04 Product Leadership 05 Efficient Go-to-Market 02 Vertical Expertise 01 Superior Talent Strong organic growth with positive Adjusted EBITDA Adjusted EBITDA Margin 2 1 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter  2 Adjusted EBITDA is a non-GAAP metric; figure shown for three months ended on September 30, 2021

We’re just beginning With many opportunities ahead Grow with existing customers Acquire new customers Build new products Expand into new verticals Pursue select strategic acquisitions

Q3’21 Financial Results

Customer Count (in thousands) Q3’20 Q3’21 Q3’20 Q3’21 Customer Count & Transactions Processed Growth due to success in core markets, expansion of our product offerings and new vertical expansion +22.0 +8.1 Transactions Processed (M)

+25% +64% Revenue Growth Consolidated Revenue: $55.5M, up 42% YoY in Q3’21 SMB Revenue ($, M) Enterprise Revenue ($, M) Q3’20 Q3’21 Q3’20 Q3’21

Q3’21 Expenses $, in million % of Total Revenue Adj. Gross Profit $43.0M 77.5% Non- GAAP Sales & Marketing $18.0M 32.4% Non- GAAP Research & Development $8.9M 16.1% Non- GAAP General & Administrative $8.3M 15.0% Adj. EBITDA $8.7M 15.6% As of September 30, 2021 1 Adjusted Gross Margin, Non-GAAP Operating Expenses and Adjusted EBITDA are non-GAAP metrics; see reconciliation in Appendix

2021 Outlook Revenue Adjusted EBITDA FY’21 Outlook $211.5 M - $213.5 M 44% - 46% growth $28.5 M - $30.0 M 13.5% – 14.1% margin As of November 10, 2021

Summary Large Market Runway Product Leadership as Measured by Adoption Developing and enhancing best-in-class, true SaaS solutions. Enabling long-term partnerships with customers to power our high customer satisfaction levels. Setting the bar with highest adopting solutions. Addressing a total domestic market for solutions of $28 billion. Playing in the very early innings with less than 1% of market share captured. Setting priorities with the Customer first. Creating repeatable best practices for all of our solutions. Retaining, developing and growing leadership at every level of the organization. Proven Customer-focused Playbook Driven by A-Players “We are focused on delighting our customers, growing our business, and building shareholder value as we create a positive impact on the world.”

Appendix

Adjusted EBITDA Reconciliation Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 (in thousands, except percentages) Net loss  $                (8,292)  $                  (469)  $                (8,018)  $                (6,858) Adjustments: Benefit for income taxes                      (671)                      (185)                      (623)                   (2,918) Interest expense, net                     3,486                      2,390                      8,086                      7,498  Amortization of intangible assets                     3,901                      3,900                    11,701                    11,623  Depreciation                        933                         349                      1,919                         876  Fair value adjustment of acquired deferred revenue                         28                         159                         122                         444  Stock/equity-based compensation                     6,603                         166                      7,163                         472  Restructuring charges                      (330)                     2,434                       (241)                     2,434  Transaction-related expense                     3,014                         176                      4,246                         634  Adjusted EBITDA  $                 8,672   $                 8,920   $               24,355   $               14,205  Adjusted EBITDA Margin 15.6% 22.8% 15.7% 13.9%

Adjusted Gross Profit Reconciliation Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 (in thousands, except percentages) Gross profit  $               41,256   $               29,519   $             114,929   $               75,173  Gross margin 74.3% 75.6% 74.3% 74.0% Adjustments: Fair value adjustment of acquired deferred revenue                         28                         159                         122                         444  Amortization of intangible assets                     1,539                      1,538                      4,615                      4,595  Stock/equity-based compensation                        152                            4                         160                          11  Transaction-related expense                         29                          33                          81                          99  Adjusted Gross Profit  $               43,004   $               31,253   $             119,907   $               80,322  Adjusted Gross Margin 77.5% 79.8% 77.5% 78.7%

Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 (in thousands) General and administrative expenses  $               15,287   $                 5,726   $               31,990   $               18,053  Less:      Stock/equity-based compensation                   (5,738)                      (133)                   (6,192)                      (384) Transaction-related expense (1,212)                      (143)                   (2,163)                      (535) Non-GAAP general and administrative expenses $ 8,337 $ 5,450 $ 23,635 $ 17,134       Selling and marketing expenses  $               19,096   $               11,947   $               51,224   $               34,868  Less:     Stock/equity-based compensation                      (506)                        (20)                      (569)                        (60) Transaction-related expense                      (603)                          —                       (603)                          —  Non-GAAP selling and marketing expenses $ 17,987 $ 11,927 $ 50,052 $ 34,808   Research and development  $                 9,132   $                 5,284   $               23,947   $               15,065  Less:    Stock/equity-based compensation                      (207)                          (9)                      (242)                        (17) Transaction-related expense                        (13)                          —                         (30)                          —  Non-GAAP research and development expenses $ 8,912 $ 5,275 $ 23,675 $ 15,048 Non-GAAP Operating Expenses Reconciliation